Exhibit 99.1

CHARLES & COLVARD BEGINS CONSTRUCTION ON ITS FIRST SIGNATURE SHOWROOM RETAIL LOCATION

The showroom will complement and expand the company’s reach as a true omnichannel brand in the fine jewelry space

FOR IMMEDIATE RELEASE

RESEARCH TRIANGLE PARK, N.C. – September 30, 2021 – Charles & Colvard, Ltd. (Nasdaq: CTHR) (the “Company”), a globally recognized fine jewelry company specializing in lab created gemstones, announced today that it has broken ground on its first Charles & Colvard Signature Showroom, located within its corporate headquarters in North Carolina’s Research Triangle Park. This new retail store concept allows the Company to showcase exclusive Signature Collection designs as well as a wide assortment of Forever OneTM moissanite and Caydia® lab grown diamond fine jewelry.

“Our new Signature Showroom concept allows us to expand our omnichannel strategy and serve the customers that want to see and feel our created gems and jewelry in person,” said Don O’Connell, President and CEO of Charles & Colvard. “We intend to provide another avenue for our consumers to experience our brand and product lines through personalized one-on-one appointments, building upon the success of our virtual consultation services launched in spring 2020. Stylists will guide customers through an intimate shopping journey designed to educate and inspire, detailing our commitment to sustainable fine jewelry through our patented Signature Collection designs.”

This new retail space will also serve as a working showroom within the global headquarters. The merchandising team will be able to utilize this space to develop new designs and build assortments for retail partners and for specialty events such as trunk shows. Additionally, the Signature Showroom will allow for the development of the Company’s Corporate Alliance Program, which will help create beneficial business relationships in the local area and beyond.

“This first Signature Showroom gives us an opportunity to develop an ideal retail store concept and create a curated brand experience for the customer within a fully owned and operated retail store. We feel this type of expansion is a natural progression for our business, as we look to provide our customers with a premier level of service and selections both online and in-showroom,” concluded Mr. O’Connell. The Company is exploring additional opportunities to expand this initiative further.

The buildout of the Company’s Signature Showroom is scheduled to be completed within the Company’s 2022 fiscal year, with a grand opening announcement to follow.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes fine jewelry can be accessible, beautiful and conscientious. Charles & Colvard is the original pioneer of lab-created moissanite, a rare gemstone formed from silicon carbide. The Company brings revolutionary gemstones and jewelry to market through its pinnacle Forever OneTM moissanite brand and its premium Caydia® lab grown diamond brand. Consumers seek Charles & Colvard fashion, bridal and fine jewelry because of its exceptional quality, incredible value and shared beliefs in environmental and social responsibility. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and reflects the Company’s judgement and expectations as of the date of this press release.  These forward-looking statements are subject to a number of risks and uncertainties, some of which cannot be predicted or quantified and are beyond the Company’s control, including, but not limited to, (1) our business, financial condition and results of operations could continue to be adversely affected by an ongoing COVID-19 pandemic and related global economic conditions; (2) future financial performance depends upon increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; (3) our business and our results of operations could be materially adversely affected as a result of general and economic conditions; (4) we face intense competition in the worldwide gemstone and jewelry industry; and (5) our current customers may potentially perceive us as a competitor in the finished jewelry business, in addition to the risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. Future developments and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the forward-looking information will prove to be accurate. The Company undertakes no obligation to update or revise such forward-looking statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that the Company makes in the reports that it files with the SEC that discuss other factors relevant to our business. Statements in this press release expressing expectations regarding the Company’s future, projections, plans, and objectives relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995.

Contacts:

Clint J. Pete, Chief Financial Officer, 919-468-0399, ir@charlesandcolvard.com

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